UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

        -----------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 23, 2005
                                                        ------------------

                               CYTOGEN CORPORATION
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-14879                22-2322400
------------------------------   --------------------------  -------------------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
-------------------------------------------------------------    ---------------
         (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On September 23, 2005, the Board of Directors of Cytogen Corporation (the "Company") adopted the 2005 Employee Stock Purchase Plan (the "2005 ESPP"). The 2005 ESPP will replace the Company's existing Employee Stock Purchase Plan. Under the 2005 ESPP eligible employees may elect to purchase shares of Cytogen common stock at 85% of the lower of fair market value as of the first or last trading day of each participation period. Under the 2005 ESPP, officers of the Company who purchase shares may not transfer such shares for a period of 12 months after the purchase date. The Company has reserved 500,000 shares of common stock for future issuance under the 2005 ESPP. The Company intends to submit the 2005 ESPP for consideration by the stockholders of the Company at the Company's Annual Meeting of Stockholders in 2006. No shares of common stock will be sold pursuant to the 2005 ESPP unless such plan is approved by the stockholders of the Company.

     A copy of the ESPP, as adopted, is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

        Exhibit No.       Description
        -----------       -----------

            10.1          Cytogen Corporation 2005 Employee Stock Purchase Plan.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CYTOGEN CORPORATION



                                             By:   /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   September 27, 2005

                                  EXHIBIT INDEX


        Exhibit No.       Description
        -----------       -----------

            10.1          Cytogen Corporation 2005 Employee Stock Purchase Plan.